UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2010

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code   (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Certificate of Incorporation

Effective on June 1, 2010, Hooper Holmes, Inc. (the “Company”) amended and restated the Company’s Certificate of Incorporation in its entirety to, among other things, consolidate all prior amendments to the Company’s Certificate of Incorporation, provide for declassification of the Company’s Board of Directors and make other changes regarding the terms of office, election, removal and appointment of directors, reduce the percentage of shareholder vote needed to approve certain proposed transactions, and delete Article ELEVENTH of the Certificate of Incorporation in its entirety.  The amendment and restatement of the Company’s Certificate of Incorporation was approved by the Company’s shareholders at its annual meeting held on May 24, 2010,  and became effective on June 1, 2010.

The foregoing description of the amended and restated Certificate of Incorporation of the Company is not intended to be complete and is qualified in its entirety by reference to the provisions of the amended and restated Certificate of Incorporation of the Company which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Amendments to Bylaws

Effective on June 1, 2010, the Board of Directors of the Company amended and restated the Bylaws of the Company to, among other things, allow eligible shareholders to nominate one director candidate for inclusion in the Company’s proxy statements whenever the Company solicits proxies with respect to an election of directors at an annual meeting of shareholders, provided that the total number of shareholder nominees may not exceed one for each of the Company’s 2011 and 2012 annual meetings or 33% of the total number of members of the Board of Directors for every annual meeting thereafter.  In addition, the amended and restated Bylaws allow the Board of Directors to authorize, in its sole discretion, the Company to reimburse reasonable proxy solicitation expenses incurred by a shareholder of the Company in the solicitation of proxies in connection with any shareholder proposal submitted by such shareholder.

The foregoing description of the amended and restated Bylaws of the Company is not intended to be complete and is qualified in its entirety by reference to the provisions of the amended and restated Bylaws of the Company which are attached to this report as Exhibit 3.2 and incorporated herein by reference.

    Item 9.01                   Financial Statements and Exhibits

   (d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Hooper Holmes, Inc.
3.2	Amended and Restated Bylaws of Hooper Holmes, Inc.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date:     June 2, 2010                                          By: /s/ Mark Rosenblum
Mark Rosenblum
Senior Vice President,
General Counsel & Corp. Secretary